UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 1ST FLOOR
POLEG INDUSTRIAL ZONE, NETANYA, ISRAEL 4250445
 (Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Result of Operations and Financial Condition

On May 10, 2016, magicJack Vocaltec Ltd. (the "Company") issued a press release announcing its financial results for the three months ended March 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.  The Company held a conference call on May 10, 2016 to discuss these financial results, a transcript of which is furnished herewith as Exhibit 99.2.

In its press release, the Company included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  The press release sets forth the reasons the Company believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is also included in the press release.

The information in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure

On May 10, 2016, the Company announced plans to change its place of incorporation to the U.S. from Israel.  A copy of the press release is furnished herewith as Exhibit 99.3.

Important Additional Information About the Redomestication

This Form 8-K may be deemed to be solicitation material in respect of the proposed redomestication.  The proposed redomestication will be submitted to the shareholders of the Company for their consideration. In connection with the proposed redomestication, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement. Shareholders of the Company are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders of the Company will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can be obtained, free of charge, by directing a request to Investor Relations, (561) 749-2255, 12 Haomanut Street, 1st Floor, Poleg Industrial Area, Netanya, Israel 4250445.

The Company and its directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company's directors and executive officers is available in its Annual Report on Form 10-K/A for the year ended December 31, 2015, which was filed with the SEC on April 29, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

The information in this Item 7.01 (including Exhibit 99.3) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press release, dated May 10, 2016, announcing financial results for the quarter ended March 31, 2016.
99.2	Transcript of earnings call held on May 10, 2016.
99.3	Press release, dated May 10, 2016, announcing the Company's plans to redomesticate to the U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date: May 13, 2016

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated May 10, 2016.
99.2	Transcript of earnings call held on May 10, 2016
99.3	Press release dated May 10, 2016.